We launch big ideas

We partner with inventors, universities, entrepreneurs, and early-stage public companies to launch big ideas and create new technology leaders.

FORWARD-LOOKING STATEMENTS DISCLOSURE

This presentation contains "forward looking" information. Such information indicate expected future business and financial performance and financial condition. Forward looking statements address matters that are uncertain. Forward looking statements are not guarantees of future performance, and are only based on management's current expectations, assumptions, estimates and projections about the Company and the industries in which the company and its subsidiaries operate. The statements that are forward looking are subject to the risks and uncertainties that the Company will face, many of which are discussed in the Registration Statement on Form S-1 (#333-268318), filed with the Securities and Exchange Commission, for the offering. You are urged to consider these factors in evaluation of your investment in the Company.

The information contained in this presentation has been prepared to assist interested parties in making their own evaluation of the investment opportunity related to the Company, and does not purport to be all-inclusive or to contain all of the information that a prospective investor may desire. In all cases, interested parties should conduct their own investigation and analysis of the data set forth in this presentation and the registration statement for the offering. The Company has not assumed any responsibility for independent verification of any of the information contained in this presentation or the related registration statement, including projections and future events and assumptions on which the projections and future events are based. None of the Company or their respective affiliates and representatives makes any representation or warranty (expressed or implied) as to the accuracy or completeness of the forward looking information contained in this presentation and the related registration statement. Such parties or entities expressly disclaim any and all liability based on or relating to any representations or warranties (expressed or implied) contained in, or errors or omission from, this presentation and the related registration statement or based on or relating to the recipient's use or the use by any of its affiliates or representatives of this presentation or the related the registration statement or any other written or oral communications transmitted to the recipient or any of its affiliates or representatives in the course of its investment evaluation related to this investment opportunity.

The offering will be made only by means of a registration statement . A registration statement on Form S-1 relating to these securities has been filed with the U.S. Securities and Exchange Commission and has become effective. The securities offered by MDB Capital Holdings are highly speculative. Investing in shares of MDB Capital Holdings involves significant risks. The investment is suitable only for persons who can afford to lose their entire investment. Furthermore, investors must understand that such investment could be illiquid for an indefinite period of time.

Prior to this offering, there has been no public market for MDB Capital Holdings' class A common shares. MDB Capital Holdings has applied to list its class A common shares on The Nasdaq Capital Market, sometimes referred to as Nasdaq, under the symbol "MDBH." The listing will not be approved until the time of the closing of the offering. No assurance can be given that their application will be approved or that an active trading market for the class A common shares will develop. Although there is no minimum amount of class A common shares required to be subscribed for by investors for a closing to occur and for the release of funds to the Company, MDB Capital Holdings will not consummate and close this offering without a listing approval letter from the Nasdaq Capital Market. If the Company do not receive a Nasdaq listing approval, they will terminate the offering and, following such a termination, MDB Capital Holdings will promptly return all escrowed funds to the subscribers without interest or offset; or, if a subscriber has an account with My IPO (or another broker with client funds held at a clearing firm), funds for such unsold shares in the terminated offering will not be debited from the subscriber's account.

Listing securities on a national exchange entails significant ongoing corporate obligations including but not limited to disclosure, filing and notification requirements, as well compliance with applicable continued quantitative and qualitative listing standards. For additional information on MDB Capital Holdings, the offering and any other related topics, please review the registration statement on Form S-1 (#333-268318) that can be found at the following location EDGAR Entity Landing Page (sec.gov). Additional information concerning Risk Factors related to the offering, including those related to the business, government regulations, intellectual property and the offering in general, can be found in the risk factor section of the Form S-1 registration statement.

My IPO is the online offering platform division of Cambria Capital, LLC ("Cambria"). Cambria and Digital Offering, LLC ("Digital") are affiliates under common control. Certain conflicts of interest are inherent based on this relationship including, but not limited to, the financial benefits to both My IPO/Cambria as the soliciting dealer and Digital Offering as managing broker / Lead Selling Agent. You should address any concerns regarding this relationship with your My IPO/Cambria representative prior to making an investment.

MDB CAPITAL HOLDINGS

ABOUT US

Leaders In Launching Big Ideas Via Public Venture

Founded in 1997 to back visionary technology, inventors and technology entrepreneurs

OUR FOCUS

Universities

Technology developed at universities or research centers.

COMPANY STAGE

Early/Seed

Past companies have been early/seed stage and virtually all pre-revenue with little or no management team.

OUR ROLE

Co-Founders

We have acted as co-founders and facilitated the initial commercialization, IP, business and financing strategy and providing management.

FINANCING

Integrated Two-Step Approach

We invest early capital between $5-$15MM, followed by raising $20-$60MM via public offering.

NO-FUND

Community-Financing

We have had no fund and the capital was largely raised from our community of sophisticated individual investors.

MDB CAPITAL HOLDINGS

WHY DOES IT MATTER?

Everyone Wins

Holistic model built for long-term sustainability

Inventors, Universities and Co-Founders

- Co-imagining and creating commercialization paths for early-stage big ideas
- Enabling financing for complex technology platforms
- Ownership stakes may provide greater value than with traditional venture capital
- Enhanced funding and liquidity opportunities

MDB Investors/Shareholders

- Our model seeks to provide substantial returns without venture capital fund illiquidity and enable investors to balance risk
- A collaboration to create a sense of purpose and a strong community

Company Management & Board Members

- Enabling much easier capital formation
- Providing a better platform for attracting the best employees

MDB Employees

- Our approach has created wealth for our long-term employees

Society and Economy

- Focus on investments that benefit society
- Enables advancement of valuable scientific discoveries
- New innovations create potential for high value jobs and economic growth

OUR TRACK RECORD

Ideas To Billion-Dollar Plus Market Valuations

Our process and platform has enabled our companies that began as ideas or early-stage companies to finance their launch towards commercialization

proventionbio
intercepting and preventing disease
a sanofi company

Co-founded 2016

Acquired by Sanofi for $2.9B

CUE™ BIOPHARMA

Co-founded 2014

Pulse Biosciences®

Co-founded 2014

MDB CAPITAL HOLDINGS

What Is Our Secret To Success?

1

Our Criteria

2

Our Process

3

Our Community

Our Investment Criteria

Early-stage companies that can thrive in the public markets that have a high probability of commercial success

Tech Leadership Potential

- Well defined differentiation enables a new technology category

Platform Technology

- Core technology can be deployed across different vertical markets or indications

Large Market Potential

- Large market opportunity and solves big unmet needs

Early Inflection Point

- Reasonable timeline and cost required to validate technology feasibility in commercial marketplace.

Clear Market Insertion

- Technology disruption is sufficient to incentivize channel partners or gatekeepers to easily adopt and enter the market

Strong IP Position

- Robust, defensible IP position with broad claims covering the invention enable a sustainable competitive advantage

Our Process

Transforming ideas into investable assets

1. Define

- Understand what has been developed
- Define the space for analysis

2. Analyze

- Players in the space
- Map IP and new inventions via PatentVest IP intelligence platform
- Compare how they relate to our company's innovations

3. Differentiate

- Gain firm understanding of competitive advantages and differentiation
- Clearly define the "Theory of Opportunity" to gain buy in of subject matter experts and leaders in the field
- **Complete first stage funding**

4. Conceive

- Develop a business, IP, innovation, R&D, and financing strategy to:
  - **Create a new vertical or**
  - **Establish a leadership position in an existing category**
  - **Seek value realization including IPO 12-18 months later**

5. Innovate

- Re-evaluate and innovate continuously to:
  - Maintain category leadership or
  - Pivot to new strategy when necessary

MDB CAPITAL HOLDINGS

Our Community

Approximately 500 sophisticated investors that now have significant experience in public venture

Thought-Leaders

- These people are influencers in multiple industries
- Have access and reach that is invaluable to all our companies

Engaged

- Engaged
- Want to help these companies where they can

Advocates of Our Mission

- Help us to make better decisions
- Creates the reach to expand the community

Long-Term Focus

- Patient investors and not interested in quick, small returns
- Key to building value for early-stage ventures in the public markets

Leadership Development Platforms

Platforms for launching big ideas and developing early-stage companies into technology leaders

MDB Capital Holdings

- Seed stage startups
- Co-founders
- Significant value creation

Public Ventures

- Community-driven micro and small cap financings
- Follow-on financings: $5-50MM
- Select IPOs: $20-50MM

PatentVest

- Integrated IP Solution Platform
  - Law Firm
  - Strategy Development
- Enabling promising technology companies to become leaders in their space
- Curating the best opportunities for MDB and Public Ventures

Our Vetting Process

We screen thousands of investment opportunities annually to identify companies with the best potential to become market leaders in their technology category

Incoming Leads (1,000+) → **Screening & Diligence Process** → **Company Selection**

Proactive Search
- Scientific publications, university labs, conferences, IP landscapes

Investor Community
- Opportunities submitted by MDB and Public Ventures investor communities

Screening Process
- We create an initial "Theory of Opportunity" about why the company's technology is unique and how it could become a market leader in their technology category.

Diligence Process
- For companies that enter the full diligence process, our analyst team deeply investigates every aspect of our investment criteria to fully understand the technology leadership potential and stress test our assumptions with experts in the field.

MDB CAPITAL HOLDINGS — New big idea companies

Financing visionary public companies

Plan is to have 30 companies in development

PATENTVEST

MDB CAPITAL HOLDINGS

Unique Structure Enables Platform

Publicly-Traded LLC

- Pass through of gains and losses
- Avoid double taxation of distributions
- Spin-outs may quality for beneficial tax treatment (e.g.QSBS Section 1202)
- Distribute cash or securities to maintain discipline and return on assets

Capital "Efficient"

- Significant value creation without significant capital
- Use funds to instill life and build organization then spin out or realize value through other means
- Cash used sparingly to create biggest impact
- Return excess capital to shareholders

"Community" IPOs via Rights Offerings

- Shareholders may get pro-rata rights to participate in spin-out IPOs or realize distributions from other value realizations
- Participate in subsequent rounds of private financing
- Brings strong "community" foundation to each new company to build upon

MDB CAPITAL HOLDINGS

Platforms For Value Creation

MDB CAPITAL HOLDINGS

We launch big ideas. We partner with inventors, universities, entrepreneurs, and early-stage public companies to launch big ideas and create new technology leaders.

PUBLIC VENTURES

A community dedicated to backing the technology leaders of the future. We finance and support visionary public companies with the potential to become market leaders in their technology category.

PATENTVEST

We create technology leaders. Enabling university spin-outs and early-stage companies to develop into technology leaders.

PUBLIC VENTURES

OPERATING SUBSIDIARY

Public Ventures

A community dedicated to backing the technology leaders of the future

Community

Community of sophisticated investors focused on investing in public venture and micro and small cap equities

Financing Platform

Financing platform for development stage public companies for follow on equity offerings and to launch and finance new public companies via IPOs and private companies via pre-IPO financings

Clearing and Trading Platform

Creating service platform to make investing in microcap and/or small cap segment more accessible and efficient

Alignment of Interests

Holistic approach by aligning interests with the community and the companies by taking a portion or all fees in equity

Market of Members

Built to create a "Market of Members" like Lloyds of London where the diligence and process enables the community to properly "price the risk"

MDB CAPITAL HOLDINGS

OPERATING SUBSIDIARY

PatentVest

We create technology leaders

Leadership Development

- Teams of leading strategists, patent attorneys, and IP analysts focused on identifying and building promising technology companies into technology leaders

Market Dysfunction In Prosecution

- Too many issued patents being worthless and companies focusing R&D and product development efforts on areas with low ROI and where they cannot protect with patents

Integrated IP Solution Platform

- Proprietary global patent database and software platform that enables our team to rapidly understand a company's technology landscape to guide and optimize business, IP, and R&D strategies

- **IP Legal firm owned by a publicly traded US company that allows us to integrate technology expertise with patent prosecution services**

Our Goals

- **Enable promising technology companies to become leaders in their category by creating and executing an integrated IP, business, and financing strategy that allows for increased market values and efficient financing**

- Screen and diligence leads to strengthen MDB and Public Ventures deal pipeline

BIG IDEA SPIN-OUT

Invizyne Technologies

The leading designer of novel enzyme-based biomanufacturing systems

Enzymatic Biomanufacturing

- We use enzymes to create valuable chemicals and the next generation of drugs for pharma and chemical companies using natural or renewable inputs

Novel Chemicals and Spin-Outs

- Our systems create rare and new chemicals that do not exist in nature or cannot be produced cost- effectively via traditional chemical manufacturing or cell-based synthetic biology - generating new markets and new product companies

Government Backed

- Over $10MM+ in funding by US government agencies (DOE, NIH) has enabled us to design multiple systems for the production of 2nd gen biofuels, active pharmaceuticals ingredients, industrial chemicals, and food, flavors and fragrances

Validated Approach

- We have demonstrated the manufacturing feasibility of our approach and are moving toward commercial-scale production and commercialization via licensing agreements, joint ventures, and spin-outs.

Why It Matters

- Low production costs and linear scaling of our SimplePath systems enables broad commercialization
- Our technology overcomes limitations of traditional SynBio 1.0 (cell-based fermentation) and historical cell-free technologies
- Fast time to market via the rapid design and prototyping (3-6 months and $1MM)
- Environmentally sustainable: Low carbon emissions, less pollutants, and uses renewable feedstocks

Upcoming Inflection Points

- Critical hires to scale R&D and begin true pilot production
- Partnerships with bulk enzyme producers
- Building out true pilot production facilities for isobutanol (2nd gen biofuel) and Active Pharmaceutical Ingredients (API's)
- Joint development, spin-outs, and licensees with Pharma and chemical companies to begin the commercialization of isobutanol for biofuels and active pharmaceutical ingredients

MDB IPO Summary

- Digital Offering as selling agent
- Up to $20MM
- $12.00 per share
- Up to 1,666,666 Class A Common Shares
- 4,295,632 Class A and 5,000,000 Class B shares post offering
- Trading expected on NASDAQ in early September

Prior to this offering, there has been no public market for MDB Capital Holdings' class A common shares. MDB Capital Holdings has applied to list its class A common shares on The Nasdaq Capital Market, sometimes referred to as Nasdaq, under the symbol "MDBH." The listing will not be approved until the time of the closing of the offering. No assurance can be given that their application will be approved or that an active trading market for the class A common shares will develop. Although there is no minimum amount of class A common shares required to be subscribed for by investors for a closing to occur and for the release of funds to the Company, MDB Capital Holdings will not consummate and close this offering without a listing approval letter from the Nasdaq Capital Market. If the Company do not receive a Nasdaq listing approval, they will terminate the offering and, following such a termination, MDB Capital Holdings will promptly return all escrowed funds to the subscribers without interest or offset; or, if I have an account with My IPO (or another broker with client funds held at a clearing firm), funds for such unsold shares in the terminated offering will not be debited from the subscriber's account.

Listing securities on a national exchange entails significant ongoing corporate obligations including but not limited to disclosure, filing and notification requirements, as well compliance with applicable continued quantitative and qualitative listing standards. For additional information on MDB Capital Holdings, the offering and any other related topics, please review the registration statement on Form S-1 (#333-268318) that can be found at the following location EDGAR Entity Landing Page (sec.gov). Additional information concerning Risk Factors related to the offering, including those related to the business, government regulations, intellectual property and the offering in general, can be found in the risk factor section of the Form S-1 registration statement.

MDB
CAPITAL HOLDINGS

Intended Use of Proceeds

Expansion of self clearing operations of Public Ventures
Initial operating expenses of PatentVest law firm
Expansion of PatentVest marketing
Evaluation of partner companies and seed funding
Working capital and other general corporate purposes

MDB CAPITAL HOLDINGS

Closing Thoughts

- Proven platform for creating value from big ideas
- Scaling our capabilities and value creation via Public Ventures and PatentVest
- MDB historical big idea companies have created significant stakeholder value and could drive significant future shareholder value
- Opportunity to be part of community to help co-create value for humanity by funding and supporting impactful technologies
- Get access to big idea IPOs
- Preferred access to Public Ventures Financings
- Next big idea spin-out Invizyne expected later this year

We launch big ideas

We partner with inventors, universities, entrepreneurs, and early-stage public companies to launch big ideas and create new technology leaders.